UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2022
TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)
Registrant’s telephone number, including area code: (401) 421-2800
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock – par value $0.125	TXT	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 6, 2022, the Board of Directors of Textron Inc. (“Textron”) elected Thomas A. Kennedy as a member of the Board effective January 1, 2023. Mr. Kennedy retired in June 2021 as the Executive Chairman of the Board of Directors of Raytheon Technologies. Prior to serving as Executive Chairman, Mr. Kennedy had been the Chairman and Chief Executive Officer of the Raytheon Company, a corporation which generated approximately $29 billion in net sales and employed approximately 70,000 people. Raytheon merged with United Technologies Corporation in April 2020, creating Raytheon Technologies.

Kennedy joined Raytheon in 1983, holding various leadership roles over his more than 38 years at the company, including senior executive management positions within Raytheon’s Unmanned and Reconnaissance Systems, Space and Airborne Systems, and Integrated Defense Systems business units, and, prior to being appointed Chairman and Chief Executive Officer, from 2013 through 2014, Executive Vice President and Chief Operating Officer.

Mr. Kennedy will participate in Textron’s Director Compensation Program as described in Exhibit 10.16 to Textron’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022, which is incorporated by reference herein, as such Program may be revised from time to time. Textron and Mr. Kennedy also will enter into Textron’s standard Directors Indemnity Agreement, pursuant to which Textron will, subject to certain limitations, indemnify Mr. Kennedy in connection with any claim arising in connection with his service as a Textron Director and will advance and pay his expenses incurred in connection with such claims.

Mr. Kennedy will serve on the Board’s Audit Committee and Organization and Compensation Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	/s/ E. Robert Lupone
E. Robert Lupone
Executive Vice President, General Counsel and Secretary

Date: December 7, 2022